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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report  (Date of earliest event reported):
                                 August 8, 1997

                          Commission File No.: 0-14685




                              GENICOM CORPORATION
             (Exact name of registrant as specified in its charter)




                DELAWARE                                     51 - 0271821
    (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                       Identification No.)

     14800 CONFERENCE CENTER DRIVE
         SUITE 400, WESTFIELDS
          CHANTILLY, VIRGINIA                                    20151
(Address of principal executive offices)                       (Zip Code)




       Registrant's telephone number, including area code: (703) 802-9200



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                      GENICOM CORPORATION AND SUBSIDIARIES
                                 FORM 8-K INDEX


Item 2.     Acquisition Activities


            On August 10, 1997, the registrant purchased Digital Equipment Corporation's Printing Systems Business and became Digital's exclusive supplier of Digital-branded printer products. The multi-year agreement also established a cooperative alliance where the registrant will provide a broad line of products, business planning, technical support and distribution services to Digital's marketing channels in each of their global geographies. The registrant and Digital have also agreed to pursue joint marketing programs for each other's capabilities, products and services. Copies of the Asset Purchase Agreement, the Trademark License Agreement and the Cooperative Marketing, Support and Development Agreement are filed herewith as Exhibits 2.1, 2.2 and 2.3, respectively.

            The registrant published a press release regarding the transaction on August 11, 1997. A copy of such press release is included herein as Exhibit 99.1.

Item 7.     Financial Statements and Exhibits

       (a)  Financial statements of business acquired:

            The registrant has concluded that it is currently impracticable to file the required financial statements for this acquisition within this Form 8-K filing. The required omitted information will be filed in an amendment to this Form 8-K filing on or before October 22, 1997.

       (b)  Pro forma financial information:

            The registrant has concluded that it is currently impracticable to file the required pro forma financial information for this acquisition within this Form 8-K filing. The required omitted information will be filed in an amendment to this Form 8-K filing on or before October 22, 1997.

       (c)  Exhibits

            2.1 Asset Purchase Agreement dated August 10, 1997

            2.2 Trademark License Agreement dated August 10, 1997

            2.3 Cooperative Marketing, Support and Development Agreement dated August 10, 1997

            99.1 Press release dated August 11, 1997, published by the Registrant


Signatures




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                GENICOM Corporation
                                                -------------------
                                                    Registrant

Date:  August 25, 1997





                                               /s/Karen M. Morinelli
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                                                     Signature

                                               Karen M. Morinelli
                                               Vice President

                                               (Ms. Morinelli is a
                                               Corporate Vice
                                               President and has
                                               been duly authorized
                                               to sign on behalf of
                                               the Registrant)